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                                                                    EXHIBIT 99.4

                                FORM OF GUARANTY


        This Guaranty made as of December 23, 1997, by Bradley Financing Partnership, a Delaware general partnership and Bradley Real Estate, Inc., a Maryland corporation (collectively, "Guarantor"), to and for the benefit of The First National Bank of Chicago, a national banking association, individually ("First Chicago"), and as administrative agent for itself and the lenders listed on the signature pages of the Loan Agreement (as defined below) and their respective successors and assigns (collectively, "Lender").


                                    RECITALS

        A. Bradley Operating Limited Partnership, a Delaware limited partnership ("Borrower"), and Guarantor have requested that Lender make an unsecured revolving credit facility available to Borrower in the aggregate principal amount of up to $200,000,000, subject to future increase to $250,000,000 ("Facility").

        B. Lender has agreed to make available the Facility to Borrower pursuant to the terms and conditions set forth in an Unsecured Revolving Credit Agreement bearing even date herewith between Borrower, First Chicago and Guarantors ("Loan Agreement"). All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Loan Agreement.

        C. Borrower has executed and delivered to Lender Promissory Notes of even date herewith in the aggregate principal amount of $200,000,000, together with Competitive Bid Notes, as evidence of its indebtedness to Lender with respect to the Facility (the promissory notes described above, together with any amendments or allonges thereto, or restatements, replacements or renewals thereof, and/or new promissory notes to new Lenders under the Loan Agreement, including without limitation notes increasing the Facility to $250,000,000 in the aggregate, are collectively referred to herein as the "Note").

        D. Guarantors are a general partner of Borrower and a general partnership in which the Borrower is a general partner, and therefore, Guarantor will derive financial benefit from the
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Facility evidenced by the Note, Loan Agreement and the other Loan Documents. The execution and delivery of this Guaranty by Guarantor is a condition precedent to the performance by Lender of its obligations under the Loan Agreement.

                                   AGREEMENTS

        NOW, THEREFORE, Guarantor, in consideration of the matters described in the foregoing Recitals, which Recitals are incorporated herein and made a part hereof, and for other good and valuable consideration, hereby agrees as follows:

        1. Guarantor absolutely, unconditionally, and irrevocably guarantees to
Lender:

                (a) the full and prompt payment of the principal of and interest on the Note when due, whether at stated maturity, upon acceleration or otherwise, and at all times thereafter, and the prompt payment of all sums which may now be or may hereafter become due and owing under the Note, the Loan Agreement, and the other Loan Documents;

                (b) the payment of all Enforcement Costs (as hereinafter defined in Paragraph 7 hereof); and

                (c) the full, complete, and punctual observance, performance, and satisfaction of all of the obligations, duties, covenants, and agreements of Borrower under the Loan Agreement and the Loan Documents.

All amounts due, debts, liabilities, and payment obligations described in subparagraphs (a) and (b) of this Paragraph 1 are referred to herein as the "Facility Indebtedness." All obligations described in subparagraph (c) of this Paragraph 1 are referred to herein as the "Obligations."

       2. In the event of any default by Borrower in making payment of the Facility Indebtedness, or in performance of the Obligations, as aforesaid, in each case beyond the expiration of any applicable grace period, Guarantor agrees, on demand by Lender or the holder of the Note, to pay all the Facility Indebtedness and to perform all the Obligations as are or then or thereafter become due and owing or are to be performed under the terms of the Note, the Loan Agreement and the other Loan Documents, and to pay any reasonable expenses incurred by Lender in protecting, preserving, or defending its interest in the

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Property or in connection with the Facility or under any of the Loan Documents, including, without limitation, all reasonable attorneys' fees and costs. Lender shall have the right, at its option, either before, during or after pursuing any other right or remedy against Borrower or Guarantor, to perform any and all of the Obligations by or through any agent, contractor or subcontractor, or any of their agents, of its selection, all as Lender in its sole discretion deems proper, and Guarantor shall indemnify and hold Lender free and harmless from and against any and all loss, damage, cost, expense, injury, or liability Lender may suffer or incur in connection with the exercise of its rights under this Guaranty or the performance of the Obligations, except to the extent the same arises as a result of the gross negligence or wilful misconduct of Lender.

        All of the remedies set forth herein and/or provided by any of the Loan Documents or law or equity shall be equally available to Lender, and the choice by Lender of one such alternative over another shall not be subject to question or challenge by Guarantor or any other person, nor shall any such choice be asserted as a defense, set-off, or failure to mitigate damages in any action, proceeding, or counteraction by Lender to recover or seeking any other remedy under this Guaranty, nor shall such choice preclude Lender from subsequently electing to exercise a different remedy. The parties have agreed to the alternative remedies hereinabove specified in part because they recognize that the choice of remedies in the event of a failure hereunder will necessarily be and should properly be a matter of business judgment, which the passage of time and events may or may not prove to have been the best choice to maximize recovery by Lender at the lowest cost to Borrower and/or Guarantor. It is the intention of the parties that such choice by Lender be given conclusive effect regardless of such subsequent developments.

       3. Guarantor does hereby waive (i) notice of acceptance of this Guaranty by Lender and any and all notices and demands of every kind which may be required to be given by any statute, rule or law, (ii) any defense, right of set-off or other claim which Guarantor may have against the Borrower or which Guarantor or Borrower may have against Lender or the holder of the Note (other than payment of the Facility Indebtedness or performance of the Obligations),
(iii) presentment for payment, demand for payment (other than as provided for in Paragraph 2 above), notice of nonpayment (other than as provided for in Paragraph 2 above) or dishonor, protest and notice of protest, diligence in collection
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and any and all formalities which otherwise might be legally required to charge Guarantor with liability, (iv) any failure by Lender to inform Guarantor of any facts Lender may now or hereafter know about Borrower, the Facility, or the transactions contemplated by the Loan Agreement, it being understood and agreed that Lender has no duty so to inform and that the Guarantor is fully responsible for being and remaining informed by the Borrower of all circumstances bearing on the existence or creation, or the risk of nonpayment of the Facility Indebtedness or the risk of nonperformance of the Obligations, and (v) any and all right to cause a marshalling of assets of the Borrower or any other action by any court or governmental body with respect thereto, or to cause Lender to proceed against any other security given to Lender in connection with the Facility Indebtedness or the Obligations. Credit may be granted or continued from time to time by Lender to Borrower without notice to or authorization from Guarantor, regardless of the financial or other condition of the Borrower at the time of any such grant or continuation. Lender shall have no obligation to disclose or discuss with Guarantor its assessment of the financial condition of Borrower. Guarantor acknowledges that no representations of any kind whatsoever have been made by Lender to Guarantor. No modification or waiver of any of the provisions of this Guaranty shall be binding upon Lender except as expressly set forth in a writing duly signed and delivered on behalf of Lender. Guarantor further agrees that any exculpatory language contained in the Loan Agreement and the Note shall in no event apply to this Guaranty, and will not prevent Lender from proceeding against Guarantor to enforce this Guaranty.

       4. Guarantor further agrees that Guarantor's liability as guarantor shall in nowise be impaired by any renewals or extensions which may be made from time to time, with or without the knowledge or consent of Guarantor of the time for payment of interest or principal under the Note or by any forbearance or delay in collecting interest or principal under the Note, or by any waiver by Lender under the Loan Agreement or any other Loan Documents, or by Lender's failure or election not to pursue any other remedies it may have against Borrower, or by any change or modification in the Note, Loan Agreement or any other Loan Documents, or by the acceptance by Lender of any additional security or any increase, substitution or change therein, or by the release by Lender of any security or any withdrawal thereof or decrease therein, or by the application of payments received from any source to the payment of any obligation other than the


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Facility Indebtedness, even though Lender might lawfully have elected to apply such payments to any part or all of the Facility Indebtedness, it being theintent hereof that Guarantor shall remain liable as principal for payment of the Facility Indebtedness and performance of the Obligations until all indebtedness has been paid in full and the other terms, covenants and conditions of the Loan Agreement and other Loan Documents and this Guaranty have been performed and the Aggregate Commitment terminated, notwithstanding any act or thing which might otherwise operate as a legal or equitable discharge of a surety. Guarantor further understands and agrees that Lender may at any time enter into agreements with Borrower to amend and modify the Note, Loan Agreement or other Loan Documents, or any thereof, and may waive or release any provision or provisions of the Note, the Loan Agreement and other Loan Documents or any thereof, and, with reference to such instruments, may make and enter into any such agreement or agreements as Lender and Borrower may deem proper and desirable, without in any manner impairing this Guaranty or any of Lender's rights hereunder or any of the Guarantor's obligations hereunder.

       5. This is an absolute, unconditional, complete, present and continuing guaranty of payment and performance and not of collection. Guarantor agrees that this Guaranty may be enforced by Lender without the necessity at any time of resorting to or exhausting any other security or collateral given in connection herewith or with the Note, the Loan Agreement, or any of the other Loan Documents, or resorting to any other guaranties, and Guarantor hereby waives the right to require Lender to join Borrower in any action brought hereunder or to commence any action against or obtain any judgment against Borrower or to pursue any other remedy or enforce any other right. Guarantor further agrees that nothing contained herein or otherwise shall prevent Lender from pursuing concurrently or successively all rights and remedies available to it at law and/or in equity or under the Note, Loan Agreement or any other Loan Documents, and the exercise of any of its rights or the completion of any of its remedies shall not constitute a discharge of any of Guarantor's obligations hereunder, it being the purpose and intent of the Guarantor that the obligations of such Guarantor hereunder shall be primary, absolute, independent and unconditional under any and all circumstances whatsoever. Neither Guarantor's obligations under this Guaranty nor any remedy for the enforcement thereof shall be impaired, modified, changed or released in any manner whatsoever by any impairment, modification, change, release or

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limitation of the liability of Borrower under the Note, Loan Agreement or other
Loan Documents or by reason of Borrower's bankruptcy or by reason of any creditor or bankruptcy proceeding instituted by or against Borrower. This Guaranty shall continue to be effective and be deemed to have continued in existence or be reinstated (as the case may be) if at any time payment of all or any part of any sum payable pursuant to the Note, Loan Agreement or any other Loan Document is rescinded or otherwise required to be returned by the payee upon the insolvency, bankruptcy, or reorganization of the payor, all as though such payment to Lender had not been made, regardless of whether Lender contested the order requiring the return of such payment. The obligations of Guarantor pursuant to the preceding sentence shall survive any termination, cancellation, or release of this Guaranty.

       6. This Guaranty shall be assignable by Lender to any assignee of all or a portion of Lender's rights under the Loan Documents.

       7. If: (i) this Guaranty, the Note or any other Loan Document is placed in the hands of an attorney for collection or is collected through any legal proceeding; (ii) an attorney is retained to represent Lender in any bankruptcy, reorganization, receivership, or other proceedings affecting creditors' rights and involving a claim under this Guaranty, the Note, the Loan Agreement, or any Loan Document; (iii) an attorney is retained to provide advice or other representation with respect to the Loan Documents in connection with an enforcement action or potential enforcement action; or (iv) an attorney is retained to represent Lender in any other legal proceedings whatsoever in connection with this Guaranty, the Note, the Loan Agreement, any of the Loan Documents, or any property subject thereto (other than any action or proceeding brought by any Lender or participant against the Administrative Agent (as defined in the Loan Agreement) alleging a breach by the Administrative Agent of its duties under the Loan Documents), then Guarantor shall pay to Lender upon demand all reasonable attorney's fees, costs and expenses, including, without limitation, court costs, filing fees, recording costs, expenses of foreclosure, title insurance premiums, survey costs, minutes of foreclosure, and all other costs and expenses incurred in connection therewith (all of which are referred to herein as "Enforcement Costs"), in addition to all other amounts due hereunder.


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       8. The parties hereto intend that each provision in this Guaranty comports with all applicable local, state and federal laws and judicial decisions. However, if any provision or provisions, or if any portion of any provision or provisions, in this Guaranty is found by a court of law to be in violation of any applicable local, state or federal ordinance, statute, law, administrative or judicial decision, or public policy, and if such court should declare such portion, provision or provisions of this Guaranty to be illegal, invalid, unlawful, void or unenforceable as written, then it is the intent of all parties hereto that such portion, provision or provisions shall be given force to the fullest possible extent that they are legal, valid and enforceable, that the remainder of this Guaranty shall be construed as if such illegal, invalid, unlawful, void or unenforceable portion, provision or provisions were not contained therein, and that the rights, obligations and interest of Lender or the holder of the Note under the remainder of this Guaranty shall continue in full force and effect.

       9. Any indebtedness of Borrower to Guarantor now or hereafter existing is hereby subordinated to the Facility Indebtedness. Guarantor agrees that until the entire Facility Indebtedness has been paid in full and the Aggregate Commitment has been terminated, at such times as an Event of Default under the Loan Agreement may have occurred and be continuing, (i) Guarantor will not seek, accept, or retain for Guarantor's own account, any payment from Borrower on account of such subordinated debt, and (ii) any such payments to Guarantor on account of such subordinated debt shall be collected and received by Guarantor in trust for Lender and shall be paid over to Lender on account of the Facility Indebtedness without impairing or releasing the obligations of Guarantor hereunder.

      10. Unless and until the Facility Indebtedness has been paid in full and the Aggregate Commitment has been terminated, Guarantor shall not assert any claim (within the meaning of 11 U.S.C. Section (101) which Guarantor may have against Borrower arising from a payment made by Guarantor under this Guaranty and agrees not to assert or take advantage of any subrogation rights of Guarantor or Lender or any right of Guarantor or Lender to proceed against
(i) Borrower for reimbursement, or (ii) any other guarantor or any collateral security or guaranty or right of offset held by Lender for the payment of the Facility Indebtedness and performance of the Obligations, nor shall Guarantor seek or be entitled to seek any contribution or


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reimbursement from Borrower or any other guarantor in respect of payments made by Guarantor hereunder. It is expressly understood that the waivers and agreements of Guarantor set forth above constitute additional and cumulative benefits given to Lender for its security and as an inducement for its extension of credit to Borrower.

      11. Any amounts received by Lender from any source on account of any indebtedness may be applied by Lender toward the payment of such indebtedness, and in such order of application, as Lender may from time to time elect.

      12. The Guarantor hereby submits to personal jurisdiction in the State of Illinois for the enforcement of this Guaranty and waives any and all personal rights to object to such jurisdiction for the purposes of litigation to enforce this Guaranty. Guarantor hereby consents to the jurisdiction of either the Circuit Court of Cook County, Illinois, or the United States District Court for the Northern District of Illinois, in any action, suit, or proceeding which Lender may at any time wish to file in connection with this Guaranty or any related matter. Guarantor hereby agrees that an action, suit, or proceeding to enforce this Guaranty may be brought in any state or federal court in the State of Illinois and hereby waives any objection which Guarantor may have to the laying of the venue of any such action, suit, or proceeding in any such court; provided, however, that the provisions of this Paragraph shall not be deemed to preclude Lender from filing any such action, suit, or proceeding in any other appropriate forum.

      13. Bradley Financing Partnership and Lender agree that such Guarantor's obligations hereunder shall not exceed the greater of: (i) the aggregate amount of all monies received, directly or indirectly, by such Guarantor from Borrower after the date hereof (whether by loan, capital infusion or other means), or
(ii) the maximum amount of the Facility Indebtedness not subject to avoidance under Title 11 of the United States Code, as same may be amended from time to time, or any applicable state law (the "Bankruptcy Code"). To that end, to the extent such obligations would otherwise be subject to avoidance under the Bankruptcy Code if such Guarantor is not deemed to have received valuable consideration, fair value or reasonably equivalent value for its obligations hereunder, such Guarantor's obligations hereunder shall be reduced to that amount which, after giving effect thereto, would not render such Guarantor insolvent, or leave such
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Guarantor with an unreasonably small capital to conduct its business, or cause the Guarantor to have incurred debts (or intended to have incurred debts) beyond its ability to pay such debts as they mature, as such terms are determined, and at the time such obligations are deemed to have been incurred, under the Bankruptcy Code. In the event Guarantor shall make any payment or payments under this Guaranty each other Guarantor shall contribute to such paying Guarantor an amount equal to such non-paying Guarantor's pro rata share (based on their respective maximum liabilities hereunder) of such payment or payments made by such paying Guarantor, provided that such contribution right shall be subordinate and junior in right of payment to all the Guaranteed Obligations to Lender.

      14. All notices and other communications provided to any party hereto under this Agreement or any other Loan Document shall be in writing or by telex or by facsimile and addressed or delivered to such party at its address set forth below or at such other address as may be designated by such party in a notice to the other parties. Any notice, if mailed and properly addressed with postage prepaid, shall be deemed given when received; any notice, if transmitted by telex or facsimile, shall be deemed given when transmitted (answerback confirmed in the case of telexes). Notice may be given as follows:

                To the Guarantor:

                         Chief Financial Officer
                         Bradley Real Estate, Inc.
                         40 Skokie Boulevard, Suite 600
                         Northbrook, Illinois  60062-1626
                         Attention:  Irving E. Lingo, Jr.

                With a copy to:

                         Goodwin, Procter & Hoar LLP
                         Exchange Place
                         Boston, Massachusetts  02109
                         Attention:  Ross D. Gillman, Esq.
                         Telecopy:   (617) 523-1231

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                To the Lender:

                 c/o The First National Bank of Chicago, as agent
                         One First National Plaza
                         Chicago, Illinois  60670
                         Attention:  Real Estate Finance Department
                         Telecopy:   (312) 732-1117

                With a copy to:

                         Sonnenschein Nath & Rosenthal
                         8000 Sears Tower
                         Chicago, Illinois  60606
                         Attention:  Patrick G. Moran, Esq.
                         Telecopy:   (312) 876-7934

or at such other address as the party to be served with notice may have furnished in writing to the party seeking or desiring to serve notice as a place for the service of notice.

      15. This Guaranty shall be binding upon the heirs, executors, legal and personal representatives, successors and assigns of Guarantor and shall inure to the benefit of Lender's successors and assigns. The liability of the entities comprising the Guarantor hereunder shall be joint and several.

      16. This Guaranty shall be construed and enforced under the internal laws of the State of Illinois.

      17. GUARANTOR AND LENDER, BY ITS ACCEPTANCE HEREOF, EACH HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHT UNDER THIS GUARANTY OR ANY OTHER LOAN DOCUMENT OR RELATING THERETO OR ARISING FROM THE LENDING RELATIONSHIP WHICH IS THE SUBJECT OF THIS GUARANTY AND AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

        IN WITNESS WHEREOF, Guarantor has delivered this Guaranty in the State of Illinois as of the date first written above.

                                   BRADLEY FINANCING PARTNERSHIP

                                   By: BRADLEY FINANCING CORP., its managing
                                       general partner


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                                   By:
                                   Its:


                                   BRADLEY REAL ESTATE, INC.


                                   By:
                                   Its: